EX-99.4

Exhibit 99.4

Form of Letter of Transmittal

LETTER OF TRANSMITTAL

REGARDING INTERESTS IN THE ENDOWMENT INSTITUTIONAL FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED OCTOBER 24, 2013

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ON NOVEMBER 21, 2013

AND THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY

ENDOWMENT ADVISERS, L.P., EITHER BY MAIL OR BY FAX, BY MIDNIGHT,

CENTRAL STANDARD TIME, ON NOVEMBER 21, 2013, UNLESS THE OFFER IS EXTENDED.

COMPLETE THE TENDER OFFER FORM AND CONTACT YOUR FINANCIAL INTERMEDIARY FOR SPECIFIC

INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to The Endowment Institutional Fund, L.P., a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited partnership interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase, dated October 24, 2013 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constituted the “Offer”). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the limited partnership interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the limited partnership interests in the Fund or portions thereof tendered hereby.

Payment of the purchase price for the limited partnership interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to an account designated by the undersigned or sent to the undersigned at its mailing address as listed in the Fund’s records, unless such investor advises the Fund in writing of a change in its mailing address. The undersigned recognizes that the amount of the Initial Payment will be based on the unaudited estimated net asset value as of December 31, 2013 of the limited partnership interest or portion thereof tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

TENDER OFFER FORM

Tender Date: December 31, 2013

TENDER OFFER EXPIRATION DATE: 12 Midnight CST, November 21, 2013

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER FOR PROCESSING

PLEASE INFORM THE FINANCIAL INTERMEDIARY WHO SERVICES THIS HOLDING THAT YOU WISH TO SUBMIT A TENDER REQUEST AS THEY MAY HAVE SPECIFIC INSTRUCTIONS THAT NEED TO BE FOLLOWED. ALLOW FOR ADDITIONAL PROCESSING TIME BY YOUR FINANCIAL INTERMEDIARY IF NECESSARY AS THE FORM MUST ULTIMATELY BE RECEIVED BY THE FUND PRIOR TO THE EXPIRATION DATE. IF INSTRUCTED TO SEND DIRECTLY TO THE FUND, PLEASE FAX OR MAIL TO:

Regular Mail	Overnight Mail	Fax
THE ENDOWMENT FUND	THE ENDOWMENT FUND	(866) 624-0077
PO BOX 182663	Attn: Salient Operations	FOR ADDITIONAL INFORMATION:
Columbus, OH 43218-2663	3435 Stelzer Road, Suite 1000	Phone: (800) 725-9456
Columbus, OH 43219

PART 1 – NAME (AS IT APPEARS ON YOUR ENDOWMENT FUND STATEMENT) AND CONTACT INFORMATION

Endowment Fund Feeder Name:

Endowment Fund Account #:

Account Name/Registration:

Address:

City, State, Zip:

Telephone Number:

Email Address:

Financial Intermediary Firm Name:

Financial Intermediary Account #:

Financial Advisor Name:

Financial Advisor Telephone #:

☐ Please check here if you are an employee, officer or director of Salient Partners, L.P. or of one of their respective affiliated entities. (Pre-clearance Form from compliance must be turned in with this document.)

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below (dollar amount is required for partial repurchase).

If a repurchase offer is oversubscribed and not amended to increase the offer, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner. In the event a pro rata repurchase occurs and a full repurchase is selected below, the pro rata portion investors receive will be based on each investors December 31, 2013 Capital Account Balance. In the event a pro rata repurchase occurs and a partial repurchase is selected below, the pro rata portion investors receive will be based on the partial repurchase amount requested.

☐	Full Repurchase

☐	One Time Partial Repurchase	$

TENDER OFFER FORM (PAGE 2)

THE ENDOWMENT FUND ACCOUNT #:                                         (Same as on page 1)

PART 3 – PAYMENT OPTIONS

If you invest in the fund through a financial intermediary, that financial intermediary may require alternate payment and/or delivery instructions, notwithstanding your request herein. Please contact your financial intermediary before submitting your tender request.

Please select delivery option 1, 2 or 3 below. Wiring instructions are not required for option 1 and 2. Please complete wiring instructions if option 3 is selected only.

1.	☐	Wire to Custodian Account on Record (MANDATORY FOR IRA HOLDERS)

2.	☐	Wire to Financial Intermediary Account on Record (Common for Non-IRA Holders)

3.	☐	Wire to Financial Intermediary Account listed (MUST COMPLETE WIRING INSTRUCTIONS BELOW)

Bank Name:

ABA Routing Number:
(Please note: Routing number on personal check is typically NOT the appropriate wire ABA number. Please contact your bank to verify ABA number needed for a wire transfer)

For Credit to:
Name(s) on Bank Account

Bank Account Number:

For Further Credit to:
Name(s) on Investor Account

Account # at Financial Intermediary:

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Private Placement Memorandum and all capitalized terms used herein have the meaning as defined in the Fund’s Private Placement Memorandum. This request is irrevocable. The undersigned represents that the undersigned is the beneficial owner of the Interests in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

For Fidelity/NFS investors only, custodian should provide Signature Guarantee here:

LETTER OF TRANSMITTAL

REGARDING INTERESTS IN

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED OCTOBER 24, 2013

CONTACT YOUR FINANCIAL ADVISOR OR PORTFOLIO MANAGER TO OBTAIN A CUSTOMIZED TENDER OFFER FORM FOR YOUR ACCOUNT. THE CUSTOMIZED TENDER OFFER FORM PROVIDED MUST BE SIGNED AND RETURNED TO YOUR FINANCIAL ADVISOR OR PORTFOLIO MANAGER.

THE TENDER OFFER FORM MUST BE PROCESSED BY YOUR FINANCIAL ADVISOR OR PORTFOLIO MANAGER BY NOVEMBER 21, 2013. THE OFFER WILL EXPIRE AT MIDNIGHT, CENTRAL STANDARD TIME, ON NOVEMBER 21, 2013, UNLESS THE OFFER IS EXTENDED.

Ladies and Gentlemen:

The undersigned hereby tenders to The Endowment Institutional Fund, L.P., a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the limited partnership interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase, dated October 24, 2013 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constituted the “Offer”). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the limited partnership interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the limited partnership interests in the Fund or portions thereof tendered hereby.

Payment of the purchase price for the limited partnership interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to an account designated by the undersigned or sent to the undersigned at its mailing address as listed in the Fund’s records, unless such investor advises the Fund in writing of a change in its mailing address. The undersigned recognizes that the amount of the Initial Payment will be based on the unaudited estimated net asset value as of December 31, 2013 of the limited partnership interest or portion thereof tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

Instructions for Submitting a Request for a Tender Offer for Alternative Investments at Bank of America

After discussing the terms of the tender offer or redemption request with the client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) needs to:

1. REVIEW CLIENT information

Review all pages of this document for accuracy and completeness.

2. REVIEW with your CLIENT

Ensure your client understands, verifies and completes all sections of this document.

3. SIGN and DATE

YOUR CLIENT MUST sign and date the document. (For fiduciary accounts: Instructions for signing requirements are included in the offering kits of each Fund).

4. SCAN to your desktop, SUBMIT through the Alternative Investments Processing Center

Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Financial Advisor/Portfolio Manager Attestation

Name:

Production # /

Common Associate ID:

Phone Number:

The undersigned Investment Professional hereby certifies that the client is known to and is a client of the Investment Professional, and has had substantive discussions with the client regarding the client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that any and all of the representations made by the client in the Tender Offer / Redemption Request are true and correct, (ii) based on information obtained from the client concerning the client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the client, and (iii) that the client’s contact information on record with the selling agent and as noted on this Tender Offer / Redemption Request is true and correct.

The Investment Professional confirmed that the client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of units or shares (or other form of interest) issued by each Fund in which the client currently invests.

Investment

Professional Signature:

Date:

Document #:

Client Account:

Prod #/UST CAI #:

Client Name:

1 of 3

Tender Offer Request

Order Form - U.S. Investors

TENDER_US_v2.0

SAMPLE

Document #:

Client Account:

Prod #/UST CAI #:

Client Name:

Document #:

Client Account:

Prod #/UST CAI #:

Client Name:

Fund Name

Effective Date

Cut-off Date

Channel

Tender Type

Units (If Partial)

Request Tender / Redemption Details

Payment - Cash

Cash payment due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the undersigned’s account.

Client(s)/Account Details

Client’s Name(s):

Client Account:

Primary Address for

Fund Registration:

Social Security # / Tax ID:

2 of 3

Full

Partial

Account Classification:

TENDER_US_v2.0

SAMPLE

Document #: Client Account: Prod #/UST CAI #:

Client Name:

Document #: Client Account: Prod #/UST CAI #:

Client Name:

3 of 3

TENDER_US_v2.0

Signature 1:

Signature:

Signer’s Name:

(please print)

Date:

Title:

Signature:

Signer’s Name:

(please print)

Date:

Title:

Signature 2:

Signature

The Undersigned acknowledges that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal and all capitalized terms used herein have the meaning as defined in the Offer. Except as stated in the Offer, this request is irrevocable. The Undersigned acknowledges the absolute right of the Fund to reject any and all tenders determined by Fund, in its sole discretion, not to be in the appropriate form. The Undersigned represents that the Undersigned is the beneficial owner of the Interests in the Fund to which this request, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

The Undersigned hereby represents, warrants and certifies as follows (a) under penalties of perjury, by signature below, the Undersigned certifies that the Social Security/Taxpayer ID Number set forth in these Signature Pages is the true, correct and complete Social Security/Taxpayer ID Number of the Undersigned, and the Undersigned is a “United States person” (as defined in Section 7701(a)(30) of the Code) including a U.S. resident alien, (b) under penalties of perjury, by signature below, the Undersigned certifies that the Undersigned is not subject to backup withholding because (i) the Undersigned is exempt from backup withholding, (ii) the Undersigned has not been notified by the Internal Revenue Service that the Undersigned is subject to backup withholding , or (iii) the Internal Revenue Service has notified the Undersigned that the Undersigned is no longer subject to backup withholding, (c) the Undersigned agrees to notify their Investment Professional within 30 days of any change in the information set forth above.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Required

SAMPLE